                                                                    Exhibit 10.3

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "AGREEMENT"), dated as of January 10, 2005, is made by EMPIRE RESORTS, INC., a Delaware corporation (the "Company"), and each of its Subsidiaries (such capitalized term and other capitalized terms used but not defined herein having the meanings respectively ascribed thereto in the
Security Agreement (as defined below)) now or hereafter party hereto (such
Subsidiaries, together with Company, each, a "PLEDGOR" and, collectively, the
"PLEDGORS"), in favor of BANK OF SCOTLAND, as collateral agent (together with its successor(s) thereto in such capacity, "PLEDGEE") for the Banks, in light of the following:

                                    RECITALS:

     A. The Company and the other Pledgors, certain Banks and Bank of Scotland, as agent, have entered into a Loan Agreement, dated as of January 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the
"LOAN AGREEMENT"), pursuant to which the Banks have agreed to make available to the Company a $10,000,000 senior secured revolving credit facility, and the other Pledgors have guaranteed the payment of the Loans made by the Banks pursuant to such credit facility;

     B. The Company desires to secure its Obligations under the Notes, the Loan
Agreement, the Security Agreement and each other Loan Document to which it is or may become a party and each other Pledgor desires to secure its Guaranty, the
Notes, the Loan Agreement and each other Loan Document to which it is or may become a party by granting to the Pledgee, for the benefit of itself and the other Secured Parties, security interests in the Collateral as set forth herein.

     C. To induce the Banks to make Loans and Bank of Scotland to act in its capacity as Agent, each Pledgor desires to pledge, grant, transfer, and assign to the Pledgee, for the benefit of itself and the other Secured Parties, a security interest in the Collateral to secure the Obligations, as provided herein.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, the Pledgee and each Pledgor agree as follows:

     1. SECURITY FOR OBLIGATIONS. This Agreement is for the benefit of the
Pledgee and the other Secured Parties to secure the prompt and complete payment and performance when due of any and all of the Obligations.

     2. DEFINITION OF ISSUERS; CAPITAL STOCK; PLEDGED INTERESTS; PLEDGED
COLLATERAL. As used herein, (A) the term "ISSUERS" shall mean, with respect to each Pledgor, each of the Persons identified as an Issuer on ANNEX A attached hereto of such Pledgor (or any addendum or supplement thereto), and any successors thereto, whether by merger or otherwise; (B) the term "PLEDGED

                                      -1-

INTEREST" means, with respect to each Issuer, the Capital Stock identified as
Pledged Interests of such Issuer on ANNEX A attached hereto of the Pledgor that is a holder of the Capital Stock of such Issuer (or any addendum or supplement thereto); and (C) the term "PLEDGED COLLATERAL" means the "Pledged Interests"
and the "Future Rights" as defined in and acquired pursuant to SECTION 3.2 below, collectively. ANNEX A of any Pledgor may be supplemented from time to time pursuant to SECTION 3.2 below; provided, however, that "Pledged Collateral"
shall not include any of the Excluded Assets. Each Pledgor represents and warrants to the Pledgee for the benefit of the Pledgee and the other Secured
Parties that on the date hereof (a) ANNEX A attached hereto of such Pledgor correctly identifies the Pledged Interests and the Pledged Collateral owned by such Pledgor with respect to Issuers; and (b) such Pledgor is the holder of record and sole beneficial and legal owner of such Pledged Interests and Pledged
Collateral.

     3. PLEDGE OF PLEDGED COLLATERAL AND OTHER COLLATERAL.

     3.1 PLEDGE. (i) To secure the Obligations and for the purposes set forth in
SECTION 1 hereof, each Pledgor hereby pledges and collaterally assigns, and grants a security interest in and lien on, in favor of Pledgee for the benefit of the Pledgee and the other Secured Parties, all of such Pledgor's right, title and interest in, to, and under (A) the Pledged Collateral, (B) any additional
Pledged Collateral acquired pursuant to SECTION 3.2 below (whether by purchase, dividend, merger, consolidation, sale of assets, split, spin-off, or any other dividend or distribution of any kind or otherwise), (C) all distributions, dividends, cash, certificates, liquidation rights and interests, options, rights, warrants, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for any and all of the Pledged Collateral, (D) such Pledgor's right to vote the
Pledged Collateral, and (E) all proceeds, products, replacements and substitutions for any of the foregoing, in each case whether now owned or hereafter acquired by such Pledgor (collectively, the "COLLATERAL").
Notwithstanding the foregoing, "Collateral" shall not include any of the
Excluded Assets.

     (ii) If the Pledged Collateral is evidenced by certificates, then such
Pledgor either (a) shall concurrently herewith deposit with the Pledgee, for the benefit of itself and the other Secured Parties, the Pledged Collateral owned by such Pledgor on the date hereof and the certificates representing the Pledged
Collateral endorsed in blank by such Pledgor or accompanied by undated stock powers or instruments of transfer, in each case, duly executed in blank by such
Pledgor, or (b) hereby represents that it has delivered such certificates, undated stock powers or instruments of transfer to the Convertible Note
Collateral Agent.

     (iii) Whether or not the Pledged Collateral is evidenced by certificates, such Pledgor shall, and hereby authorizes the Pledgee to, file a UCC financing statement naming such Pledgor as debtor and the Pledgee as secured party with respect to the Collateral in the applicable filing office and in such form and containing such substance as may be necessary to perfect the security interest of the Pledgee in the Pledged Collateral by the filing of a UCC financing

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statement; provided, however, that no such authorization shall obligate the
Pledgee to make any such filing. Notwithstanding anything to the contrary contained in this Agreement, the Pledgee shall not as a result of this Agreement be responsible or liable for any obligations or liabilities of such Pledgor in such Pledgor's capacity as a holder of any Capital Stock of any Issuer, and the
Pledgee shall not be deemed to have assumed any of such obligations or liabilities.

     3.2 SUBSEQUENTLY ACQUIRED PLEDGED COLLATERAL. If at any time or from time to time after the date hereof during the term of this Agreement, any Pledgor shall acquire any additional Pledged Interests, including any further stock, or equity in each Issuer (whether by purchase, dividend, merger, consolidation, sale of assets, split, spin-off, or any other dividend or distribution of any kind or otherwise) (collectively, the "FUTURE RIGHTS"):

     (i) such Pledgor will forthwith pledge and, if applicable, deposit such additional Pledged Collateral with the Pledgee, for the benefit of itself and the other Secured Parties and deliver to the Pledgee for the benefit of itself and the other Secured Parties, certificates or instruments therefor, endorsed in blank by such Pledgor or accompanied by undated stock powers or instruments of transfer, in each case, duly executed in blank by such Pledgor, and will promptly thereafter deliver to the Pledgee, for the benefit of itself and the other Secured Parties, a certificate (which shall be deemed to supplement ANNEX
A attached hereto of such Pledgor) executed by such Pledgor describing such
Pledged Collateral and the other Pledged Collateral pledged to the Pledgee, and certifying that the same have been duly pledged with the Pledgee hereunder; and

     (ii) whether or not such additional Pledged Collateral is evidenced by certificates, such Pledgor shall, and hereby authorizes the Pledgee to, file a
UCC financing statement naming such Pledgor as debtor and the Pledgee as secured party with respect to the additional Collateral in the applicable filing office and in such form and containing such substance as may be necessary to perfect the security interest of the Pledgee in the additional Collateral by the filing of a UCC financing statement; provided, however, that no such authorization shall obligate the Pledgee to make any such filing.

     3.3 UNCERTIFICATED PLEDGED COLLATERAL. In addition to anything contained in
SECTIONS 3.1 AND 3.2 hereof, if any Pledged Collateral (whether now owned or hereafter acquired) is not certificated or becomes an uncertificated security, the applicable Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required to perfect or improve the perfection of the security interest and pledge in favor of the Pledgee under applicable law
(including, in any event, any action required or appropriate under this
Agreement or the Code). Such Pledgor further agrees to take such actions as may be necessary to permit the Pledgee to exercise any of its rights and remedies hereunder.

     4. VOTING, ETC. Until the occurrence and continuance of an Event of
Default, each Pledgor shall be entitled to vote any and all of the Pledged
Collateral; provided, however, that no vote shall be cast or any action taken by such Pledgor with respect to any Pledged Collateral which would violate or be

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materially inconsistent with any of the terms of this Agreement, the Loan
Agreement, any other Loan Document, or which would have the effect of materially impairing the position or interests of the Pledgee or which would authorize or effect actions prohibited under the terms of the Loan Agreement or any Loan
Document. All such rights of such Pledgor to vote any Pledged Collateral shall cease upon the occurrence and during the continuance of an Event of Default, if the Pledgee so directs and provides notice to such Pledgor to do so; provided, however, that upon the cure or waiver of such Event of Default, all rights of the Pledgee to vote any and all of the Pledged Collateral shall cease.

     5. PAYMENTS AND OTHER DISTRIBUTIONS. Until the occurrence and continuance of an Event of Default, all cash, dividends or distributions payable in respect of the Pledged Collateral (to the extent such payments shall be permitted pursuant to the terms and provisions of the Loan Agreement) shall be paid to the applicable Pledgor; provided, however, upon the occurrence and during the continuance of an Event of Default, all cash, dividends or distributions payable in respect of the Pledged Collateral shall be paid to the Pledgee as security for the Obligations if the Pledgee so directs and provides notice to such
Pledgor to that effect; provided further, that upon the cure or waiver of such
Event of Default, all cash dividends or distributions payable in respect of the
Pledged Collateral shall be paid to such Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

          (a) all other or additional securities or investment property, or rights to subscribe for or purchase any of the foregoing, or property
     (other than cash) paid or distributed by way of dividend in respect of the
     Pledged Collateral; and

          (b) all other or additional securities, investment property or property (including cash) paid or distributed in respect of the Pledged
     Collateral by way of split, spin-off, split-up, reclassification, combination of shares or similar rearrangement.

     If at any time any Pledgor shall obtain or possess any of the foregoing
Collateral described in this Section, such Pledgor shall be deemed to hold such
Collateral in trust for the Pledgee for the benefit of the Pledgee and the other
Secured Parties, and such Pledgor shall promptly surrender and deliver such
Collateral to the Pledgee.

     6. REMEDIES IN CASE OF AN EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this
Agreement, the Loan Agreement, any other Loan Documents, and/or in equity or by law, and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Code) for the protection and enforcement of its rights in respect of the Pledged Collateral, and to the fullest extent permitted by applicable law, the Pledgee shall be entitled (but shall not be obligated), without limitation, to exercise the following rights, which each
Pledgor hereby agrees to be commercially reasonable:

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          (a) to receive all amounts payable to such Pledgor in respect of the
     Pledged Collateral in accordance with SECTION 5 hereof;

          (b) to transfer all or any part of the Pledged Collateral into the
     Pledgee's name or the name of its nominee or nominees for the benefit of the Pledgee and the other Secured Parties;

          (c) to vote all or any part of the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof in accordance with SECTION 4 hereof;

          (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, without demand of performance, advertisement or notice of intention to sell or of time or place of sale or adjournment thereof or to redeem (all of which, except as may be required by mandatory provisions of applicable law, are hereby expressly and irrevocably waived by such
     Pledgor) for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its commercially reasonable judgment may determine. Such Pledgor agrees that to the extent that notice of sale shall be required by law that at least ten (10) calendar days'
     notice to such Pledgor of the time (which shall be during normal business hours) and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned. Such Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any of marshalling the Pledged
     Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the Pledged Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any of the other Secured Parties shall be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall the Pledgee nor any of the other Secured Parties be under any obligation to take any action whatsoever with regard thereto;

          (e) to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Pledged Collateral;

          (f) in respect of the Pledged Collateral, to execute all such contracts, agreements, deeds, documents and instruments, to bring, defend and abandon all such actions, suits and proceedings, and to take all

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     actions in relation to all or any part of the Pledged Collateral as the
     Pledgee in its reasonable discretion may determine;

          (g) to appoint managers, sub-agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section and to dismiss the same, all as the Pledgee in its reasonable discretion may determine; and

          (h) generally, to take all such other action as the Pledgee in its reasonable discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section and which the Pledgee may or can do lawfully and to use the name of such
     Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

     7. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee
(for the benefit of the Pledgee and the other Secured Parties) provided for in this Agreement, the Loan Agreement, any Loan Document or any other security agreement, mortgage, guaranty or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee (for the benefit of the Pledgee and the other Secured
Parties) of any one or more of the rights, powers or remedies provided for in this Agreement, the Loan Agreement, or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

     8. INDEMNITY. Without duplication of any amounts payable under any other similar indemnity provision set forth in the Loan Agreement or any other Loan
Documents, each Pledgor shall, jointly and severally: (i) pay all out-of-pocket costs and expenses of the Pledgee incurred in connection with the administration of and in connection with the preservation of rights under, and enforcement of, and any renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Pledgee); (ii) pay and hold the Pledgee and the other Secured Parties harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save the Pledgee and the other Secured Parties harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies; and (iii) indemnify the
Pledgee and each of the other Secured Parties, and each of their respective officers, directors, shareholders, employees, representatives and agents from and hold each of them harmless against any and all costs, losses, liabilities, claims, obligations, suits, penalties, judgments, damages or expenses incurred by or asserted against any of them (whether or not any of them is designated a party thereto) arising out of or by reason of this Agreement or any transaction contemplated hereby (including, without limitation, any investigation, litigation or other proceeding related to this Agreement), including, without

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limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding.
Notwithstanding anything in this Agreement to the contrary, such Pledgor shall not be responsible to the Pledgee or any other Secured Party for any costs, losses, damages, liabilities or expenses which result from the gross negligence or willful misconduct on the part of such Pledgee or any other Secured Party.
Each Pledgor's obligations under this Section shall survive any termination of this Agreement.

     9. FURTHER ASSURANCES. Each Pledgor agrees that, at any time and from time to time, such Pledgor will join with the Pledgee in executing and, at such
Pledgor's own expense, will file and refile under the Code such financing statements, continuation statements and other documents in such offices as may be necessary and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral, and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (provided, however, that no such authorization shall obligate the Pledgee to make any such filing), and agrees to do such further acts and things and to promptly execute and deliver to the
Pledgee such additional conveyances, assignments, agreements and instruments as may be required to carry into effect the purpose of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

     10. REASONABLE CARE BY PLEDGEE. Beyond the exercise of reasonable care in the custody thereof, the Pledgee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto and the Pledgee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The
Pledgee shall be deemed to have exercised reasonable care in the custody of the
Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the
Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Pledgee in good faith.

          The Pledgee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Pledgee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Pledgor to the Collateral, for insuring the
Collateral or for the payment of taxes, charges, assessments or Liens upon the
Collateral or otherwise as to the maintenance of the Collateral. The Pledgee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Pledge Agreement or the Loan Documents by the
Pledgors.

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     11. TRANSFER BY EACH PLEDGOR. Except as otherwise permitted under the Loan
Agreement, if at all, the Pledgor shall not Dispose of, grant any option with respect to, or pledge or otherwise encumber any of the Collateral or any interest therein.

     12. REPRESENTATIONS AND WARRANTIES OF EACH PLEDGOR. Each Pledgor hereby represents and warrants to the Pledgee for the benefit of the Pledgee and the other Secured Parties, which representations and warranties shall survive the execution and delivery of this Agreement, as follows:

     12.1 VALIDITY, PERFECTION AND PRIORITY. (a) The pledge and security interests in the Pledged Collateral granted to the Pledgee constitute valid and continuing security interests in the Pledged Collateral.

     (b) Subject to the terms in the Intercreditor Agreement, the security interests in the Collateral granted to the Pledgee for the benefit of itself and the other Secured Parties constitute valid and perfected security interests therein superior and prior to the rights or claims of any other person or entity therein.

     12.2 NO LIENS; OTHER FINANCING STATEMENTS.

     (a) Such Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Pledged Collateral.

     (b) Except for any filing made by the Convertible Note Collateral Agent under the Convertible Note Indenture, no financing statement or other evidence of lien covering or purporting to cover any of the Pledged Collateral is on file in any public office.

     12.3 PLEDGED COLLATERAL.

     (a) The Pledged Collateral described in ANNEX A attached hereto of such
Pledgor is, and all other Pledged Collateral in which such Pledgor shall hereafter grant a lien or security interest pursuant to SECTION 2 hereof will be, duly authorized, validly issued, and fully paid, and, except for the pledge provided in SECTION 3.1 hereof in favor of Pledgee and in the Pledge Agreement made by the Pledgors in favor of the Convertible Note Collateral Agent in favor of the lenders under the Convertible Note Indenture, none of such Pledged
Collateral is or will be subject to any legal or contractual restriction. The
Pledged Collateral is, as of the date hereof, and shall be at all times hereafter during the term of this Agreement, freely transferable without restriction or limitation (except as limited by the terms of the Loan Documents and the Convertible Note Indenture).

     (b) The Pledged Collateral described in ANNEX A hereto of such Pledgor constitutes all of the issued and outstanding securities and investment property legally and beneficially owned by such Pledgor on the date hereof in or relating to each of the Issuers.

     12.4 POWER AND AUTHORITY. Such Pledgor has the power and authority to pledge and collaterally assign all of the Pledged Collateral pursuant to this
Agreement.

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     12.5 ARTICLE 8 SECURITIES. The Pledged Interests that are Capital Stock in general partnerships, limited partnerships or limited liability companies (i)
are not dealt in or traded on securities exchanges or in securities markets,
(ii) do not have terms expressly providing that they are securities governed by
Article 8 of the Code, and (iii) are not investment company securities, and are not, therefore, "securities" governed by Article 8 of the Code.

     12.6 LITIGATION. There are no actions, suits or proceedings pending or, to such Pledgor's best knowledge, threatened against or involving such Pledgor before any court with respect to any of the transactions contemplated by this
Agreement or the ability of such Pledgor to perform any of the obligations of such Pledgor hereunder.

     12.7 STATE OF ORGANIZATION. Such Pledgor's state of organization is specified on ANNEX A of such Pledgor.

     12.8 CONTINUED EXISTENCE. Upon any transfer of the Pledged Collateral to any Person as permitted upon the occurrence and during the continuance of an
Event of Default in accordance with SECTION 6 hereof, each of the Issuers shall continue in existence.

     12.9 Neither the pledge of the Pledged Collateral pursuant to this
Agreement nor the extensions of credit represented by the Obligations violates
Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     12.10 Each direct Subsidiary of such Pledgor is an Issuer of Pledged
Interests that have been pledged hereunder.

     13. COVENANTS OF EACH PLEDGOR. Each Pledgor covenants and agrees with the
Pledgee that on and after the date hereof and until all of the Obligations shall have been paid and performed in full (other than contingent indemnification obligations) and this Agreement terminates in accordance with its terms:

     13.1 COLLATERAL. (a) Such Pledgor will use its commercially reasonable efforts to defend the Pledgee's right, title and security interest in and to the
Collateral against the claims and demands of all Persons whomsoever; (b) such
Pledgor will have good and marketable title to and right to pledge any other property at any time hereafter constituting Collateral and will likewise use its commercially reasonable efforts to defend the right thereto and security interest therein of the Pledgee; and (c) such Pledgor will not, with respect to any Pledged Collateral, enter into any shareholder type agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments, other than any shareholder type agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments which would not (x) be inconsistent with the terms of this Agreement, (y) materially and adversely affect the Pledgee's interest in any of the Pledged Collateral or (z) have a Material Adverse Effect.

     13.2 RIGHT OF INSPECTION. The Pledgee and its representatives shall have access to all the books, correspondence and records of such Pledgor relating to

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the Collateral, if any, and the Pledgee and its representatives may examine the same, take extracts therefrom and make photocopies thereof.

     13.3 COMPLIANCE WITH LAWS. Such Pledgor will comply with all requirements of law applicable to the Pledged Collateral or any part thereof, except where the failure to comply could not reasonably be expected to have a Material
Adverse Effect.

     13.4 NO IMPAIRMENT. Such Pledgor will not take or permit to be taken any action which could materially impair the Pledgee's rights in the Pledged
Collateral. Such Pledgor will not create, incur or permit to exist, will use its commercially reasonable efforts to defend the Pledged Collateral against and will take such other action as is necessary to remove, any lien or claim on or to the Pledged Collateral, other than the liens created hereby and liens in favor of the Convertible Note Collateral Agent, and will use its commercially reasonable efforts to defend the right, title and interest of the Pledgee in and to any of the Pledged Collateral against the claims and demands of all Persons whomsoever.

     13.5 PERFORMANCE BY PLEDGEE OF SUCH PLEDGOR'S OBLIGATIONS. If such Pledgor fails to perform or comply with any of the agreements contained herein, the
Pledgee may, upon the occurrence and during the continuance of an Event of
Default, without notice to or consent by such Pledgor, perform or comply or cause performance or compliance therewith; provided, however, the Pledgee shall not be under any obligation to take any such action.

     13.6 FURTHER IDENTIFICATION OF PLEDGED COLLATERAL. Such Pledgor will furnish to the Pledgee from time to time such reports in connection with the
Pledged Collateral as the Pledgee may reasonably request from time to time.

     13.7 CONTINUOUS PERFECTION. No Pledgor will change its name, organizational identification number, state of organization or organizational identity unless such Pledgor shall within ten Business Days of any such change provide written notice to the Pledgee of such change and file any financing statements or amendments thereto necessary to continue the perfection of the Liens of the
Pledgee on the Collateral.

     13.8 STAY OR EXTENSION LAWS. Such Pledgor will not at any time claim, take, insist upon or invoke the benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Pledged
Collateral prior to any sale or sales thereof to be made pursuant to the provisions hereof or pursuant to the decree, judgment, or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state to redeem the property so sold or any part thereof, and such Pledgor hereby expressly waives (to the extent not prohibited by applicable law), on behalf of such
Pledgor and each and every person or entity claiming by, through and under such
Pledgor, all benefit and advantage of any such law or laws, and covenants that such Pledgor will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power, right or remedy herein or hereby granted and delegated to the Pledgee, but will authorize, allow and

                                      -10-

permit the execution of every such power, right or remedy as though no such law or laws had been made or enacted.

     13.9 THE ISSUERS' RECORDS. Such Pledgor shall cause each of the Issuers to make a notation on its respective records indicating the interest granted hereby in favor of the Pledgee.

     14. EACH PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of each
Pledgor under this Agreement shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect (except as otherwise provided herein under SECTION 19) without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the
Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of this Agreement, the Loan
Agreement or any other Loan Document, or any of the other documents, instruments or agreements relating to the Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of the Loan Agreement, or any other Loan Document, or any other documents, instruments or agreement referred to therein or any assignment or transfer of any thereof; (c) any furnishing of any additional security or collateral to the Pledgee, for the benefit of the Pledgee and/or the other Secured Parties; or its assignees or any acceptance thereof or any release of any security by the Pledgee or its assignees; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any other Person, as applicable, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or nonperfection of any other collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations; or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, such Pledgor.

     15. NOTICES, ETC. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in the form and manner, and shall be addressed to the parties set forth in the Loan
Agreement.

     16. POWER OF ATTORNEY. Each Pledgor hereby absolutely and irrevocably constitutes and appoints the Pledgee for the benefit of the Pledgee and the other Secured Parties as such Pledgor's true and lawful agent and attorney-in-fact with full power of substitution, in the name of such Pledgor upon the occurrence and during the continuance of an Event of Default: (a) to execute and do all such assurances, acts and things which such Pledgor ought to do but has failed to do under the covenants and provisions contained in this
Agreement; (b) to take any and all such action as may be necessary for the

                                      -11-

purpose of maintaining preserving or protecting the security constituted by this
Agreement or any of the rights, remedies, powers or privileges of the Pledgee under this Agreement; and (c) generally, in the name of such Pledgor, exercise all or any of the powers, authorities, and discretions conferred on or reserved to the Pledgee by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to deliver or otherwise perfect any deed, assurance, agreement, instrument or act as may be proper in or for the purpose of exercising any of such powers, authorities or discretions. Such Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Pledgee or any of the Pledgee's sub-agents or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Pledgee pursuant to this Section, which power of attorney, being coupled with an interest and given for security, is irrevocable; provided, however, that such
Pledgor neither ratifies nor confirms any acts of the Pledgee or any of the
Pledgee's sub-agents or attorneys do in the exercise of this power of attorney if such acts constitute the negligence, bad faith or willful misconduct of such
Person.

     17. MISCELLANEOUS. Each Pledgor agrees with the Pledgee that each of the obligations and liabilities of such Pledgor to the Pledgee under this Agreement may be enforced against such Pledgor without the necessity of joining any other
Person as a party. This Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon the heirs and legal beneficiaries, and permitted successors and assigns, of such Pledgor, as applicable, and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns; provided, however, that no party may assign this
Agreement or any rights or duties hereunder other than pursuant to the terms of the Loan Agreement. Unless otherwise defined herein, terms defined in the Code are used herein as therein defined. The headings and titles in this Agreement are for convenience of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. If any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this
Agreement which shall remain binding on all parties hereto. No Pledgor shall have any right of subrogation as to any of the Pledged Collateral until full and complete performance and payment of the Obligations (other than contingent indemnification obligations). A signature hereto distributed by facsimile or electronic mail shall be deemed to be as legally binding as a signed original.

     18. TERMINATION; RECOVERY CLAIM. This Agreement shall terminate after the
Obligations are paid in full (other than contingent indemnification obligations). Upon the termination of this Agreement, or as otherwise provided in the Loan Agreement, the Pledgee, at the request of any applicable Pledgor and at the cost and expense of such Pledgor, will promptly execute and deliver to such Pledgor the proper instruments acknowledging the termination of this
Agreement and the security interest and lien on the Pledged Collateral created hereby and will duly assign, transfer and deliver to such Pledgor or to whomsoever shall be lawfully entitled to receive the same (without recourse and without any representation or warranty of any kind) such of the Pledged
Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Should a

                                      -12-

claim ("RECOVERY CLAIM") be made upon the Pledgee or any or all of the other
Secured Parties at any time for recovery of any amount received by the Pledgee or any or all of the other Secured Parties in payment of the Obligations
(whether received by such Pledgor or otherwise) and should the Pledgee or any or all of the other Secured Parties repay all or part of said amount by reason of
(a) any judgment, decree or order of any court or administrative body having jurisdiction over the Pledgee or any or all of the other Secured Parties or any of their respective property; or (b) any settlement or compromise of any such
Recovery Claim effected by the Pledgee or any or all of the other Secured
Parties with the claimant (including, without limitation, such Pledgor), this
Agreement and the security interests granted to the Pledgee for the benefit of the Pledgee and the other Secured Parties hereunder shall continue in effect with respect to the amount so repaid to the same extent as if such amount had never originally been received by the Pledgee or any or all of the other Secured
Parties, notwithstanding any prior termination of this Agreement, the return of this Agreement to such Pledgor, or the cancellation of any note or other instrument evidencing the Obligations.

     19. AMENDMENTS; MARSHALLING, ETC. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by such Pledgor and the Pledgee.

     (b) The Pledgee shall be under no obligation to marshal any assets or collateral in favor of such Pledgor or any other person or entity or against or in payment of any or all of the Obligations. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the making and repayment of the Obligations. The Secured Parties (other than the Pledgee) are the intended third party beneficiaries of this Agreement.

     20. REVIEW OF AGREEMENT BY EACH PLEDGOR. Each Pledgor acknowledges that such Pledgor has thoroughly read and reviewed the terms and provisions of this
Agreement, and that such terms and provisions are clearly understood by such
Pledgor, and has been fully and unconditionally consented to by such Pledgor with the full benefit and advice of counsel chosen by such Pledgor, and that such Pledgor has freely and voluntarily signed this Agreement without duress.

     21. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement or prohibited by law, EACH PLEDGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED
BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE PLEDGEE'S
TAKING POSSESSION OR SALE OR THE PLEDGEE'S DISPOSITION OF ANY OF THE COLLATERAL,
INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY
PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH PLEDGOR WOULD
OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF
ANY STATE, and each Pledgor hereby further waives (and releases any cause of action and claim against the Pledgee as a result of), to the fullest extent permitted by law: (a) all damages occasioned by such taking of possession, collection or sale except any damages which are the direct result of the
Pledgee's gross negligence or willful misconduct; (b) all other requirements as

                                      -13-

to the time, place and terms of sale or other requirements with respect to the enforcement of the Pledgee's rights hereunder; (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of acceleration, presentment, protest, advertisement or notice of any kind to or upon such
Pledgor or any other person or entity; and (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to delay the enforcement of this Agreement.

     22. REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by any Pledgor or the transfer by any Pledgor to the Pledgee of any property of such Pledgor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors'
rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "VOIDABLE TRANSFER"), and if the Pledgee is required to repay or restore, in whole or in part, any such Voidable
Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Pledgee is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Pledgee related thereto, the liability of such Pledgor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     23. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE
AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF
CONFLICT OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE
JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING
ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     24. WAIVER OF TRIAL BY JURY. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES, TO THE
FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR
PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

     25. INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof

     26. APPLICABLE GAMING/RACING LAW RESTRICTIONS. All rights, remedies, and powers provided in this Agreement relative to the Pledged Collateral may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of the Gaming/Racing Laws and all provisions of this Agreement relative to the Pledged Collateral are intended to be subject to all applicable mandatory provisions of the Gaming/Racing Laws and to be limited

                                      -14-

solely to the extent necessary to not render the provisions of this Agreement invalid or unenforceable, in whole or in part.

     27. INTERCREDITOR AGREEMENT. If the Intercreditor Agreement is in effect,

     (a) the Liens granted hereunder in favor of the Pledgee for the benefit of itself and the other Secured Parties in respect of the Collateral and the exercise of any right related thereto thereby shall be subject, in each case, to the terms of the Intercreditor Agreement; and

     (b) in the event of any direct conflict between the express terms and provisions of this Agreement and of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall control.

                                      -15-

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                               COMPANY:

                                               EMPIRE RESORTS, INC.

                                               By: /s/ Scott A. Kaniewski
                                                   --------------------------
                                                   Name:  Scott A. Kaniewski
                                                   Title: CFO

                                               GUARANTORS:

                                               ALPHA MONTICELLO, INC.

                                               By: /s/ Scott A. Kaniewski
                                                   --------------------------
                                                   Name:  Scott A. Kaniewski
                                                   Title: President

                                               ALPHA CASINO MANAGEMENT INC.

                                               By: /s/ Scott A. Kaniewski
                                                   --------------------------
                                                   Name:  Scott A. Kaniewski
                                                   Title: President

                                               PLEDGEE:

                                               BANK OF SCOTLAND

                                               By: /s/ Karen Weich
                                                   --------------------------
                                                   Name:  Karen Weich
                                                   Title: Assistant Vice
                                                          Presient

                                      -16-

ACKNOWLEDGED AND AGREED:
-----------------------

     Each of the undersigned hereby (i) acknowledges the pledge of the Pledged
Collateral described above pursuant to the terms of this Pledge Agreement and agrees to register such pledge in its books and records, and (ii) agrees, upon receipt of notice from Pledgee of the occurrence and continuance of an Event of
Default, to comply with the written instructions originated by Pledgee, without further consent of the registered holder of the Pledged Collateral, including, without limitation, instructions to pay and remit to Pledgee all distributions and other amounts payable to the Pledgor that is a holder of its Capital Stock
(upon redemption, termination and dissolution of each of the undersigned or otherwise), and to transfer to, and register the Pledged Collateral in the name of, Pledgee or its nominee, and (iii) agrees to promptly honor its payment obligations contained in this Pledge Agreement.

                                               EMPIRE RESORTS, INC.

                                               By: /s/ Scott A. Kaniewski
                                                   --------------------------
                                                   Name:  Scott A. Kaniewski
                                                   Title: CFO

                                               GUARANTORS:

                                               ALPHA MONTICELLO, INC.

                                               By: /s/ Scott A. Kaniewski
                                                   --------------------------
                                                   Name:  Scott A. Kaniewski
                                                   Title: President

                                               ALPHA CASINO MANAGEMENT INC.

                                               By: /s/ Scott A. Kaniewski
                                                   --------------------------
                                                   Name:  Scott A. Kaniewski
                                                   Title: President

                                      -17-